EXHIBIT 10.14

                          [LETTERHEAD OF MAXIM GROUP]

September 16, 2003

Mr. Steve Kriegsman
Chairman
CytRx Corporation
11726 San Vicente Blvd, Suite 650
Los Angeles, CA  90049

RE:      Private Placement of Securities for CytRx Corporation

Dear Steven:

This letter confirms our understanding that CytRx Corporation (together with its affiliates and subsidiaries, "CytRx" or the "Company") has engaged Maxim Group, LLC (together with its affiliates and subsidiaries, "Maxim") to act as a placement agent of the Company ("Placement Agent") in connection with a best efforts private placement offering of the Company's Common Stock and Warrants (the "Placement"). This letter will confirm our acceptance and set forth the terms of the engagement agreed to between Maxim and the Company. The Company has entered into an engagement letter with Cappello Capital Corp. ("Cappello") under which Cappello is to serve as the Company's exclusive placement agent for any financing, including the Placement. Cappello has agreed to Maxim's participation in the Placement on the terms set forth herein.

1. Information. In connection with the Placement Agent's activities hereunder, the Company will furnish Maxim with all material and information regarding the business and financial condition of the Company (the "Information"). The Company represents and warrants that all Information, including but not limited to the Company's financial statements, will be complete and correct in all material repects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading. The Company recognizes and confirms that the Placement
         Agent: (i) will use and rely primarily on the Information and on information available from generally recognized public sources in performing the services contemplated by this letter without having independently verified the same; (ii) is authorized as the Company's financial advisor and placement agent to transmit to any prospective investor a copy or copies, forms of purchase agreements and any other legal documentation supplied to the Placement Agent for transmission to any prospective investor by or on behalf of the Company or by any of the Company's officers, representatives or agents, in connection with the performance of the Placement Agent's services hereunder or any transaction contemplated hereby; (iii) does not assume responsibility for the accuracy or completeness of the Information and such other information; (iv) will not make an appraisal of any assets of the Company; and (v) retains the right to continue to perform due diligence during the course of the engagement. The Placement Agent agrees to keep the Information confidential and will not make use thereof, except in connection with services hereunder for the Company, unless; (i)
         disclosure  is  required  by  law  or  requested  by  any   government,
         regulatory or self-regulatory agency or body in which event the Placement Agent will provide the Company with reasonable advance notice of such proposed disclosure; (ii) any Information is or becomes generally available to the public; or (iii) any Information was or becomes available to the Placement Agent on a non-confidential basis from a source other than the Company or any of its representatives.

2. Compensation. As compensation for services rendered and to be rendered hereunder by Maxim, the Company agrees to pay Maxim as follows:

         a) An amount in cash equal to five and one half percent (5 1/2%) of the principal amount of any Placement placed and/or committed by any of the investors listed in Exhibit A hereto, payable at the time of each closing of the Financing ("Placement Fee").

         b) The Company will issue to Maxim warrants to purchase shares of the Company's Common Stock equal to five and one half percent (5 1/2%) of the number of common shares ("Shares") issued in the Placement. Such Warrants will be issued pursuant to a Warrant Agreement to be signed by Maxim and the Company, which agreement shall provide, among other things, that the Warrants shall be exercisable at an exercise price equal to the price at which the Shares are sold to investors in the Placement, shall expire seven (7) years from the date of issuance, include registration rights at the time that all shares issued in this Placement are registered, and provisions for cashless exercise, and such other terms as are normal and customary for Warrants of this type.

         c) The Company will reimburse Maxim in a timely manner for all reasonable expenses relating to the Offering, including road show expenses, travel, legal, and other related expenses. Any expenses in excess of $500 shall be subject to prior approval by the CEO and Company and all reimbursable expenses shall in no event exceed in the aggregate $1,500. Such reimbursements shall be made promptly upon submission by Maxim.

         d) Notwithstanding any termination of this Agreement pursuant to the terms hereof or otherwise, if on or before the twelve month anniversary of the final closing of the Placement, the Company enters into a definitive commitment relating to an Placement (or any portion thereof), capital raise, or consummates an Placement with any party, or the Company enters into a definitive commitment relating to an Placement (or any portion thereof) with any financing source listed in Exhibit A hereto.

3. Certain Placement Procedures. The Company and the Placement Agent each represents to the other that it has not taken, and the Company and the Placement Agent each agrees with the other that it will not take any action, directly or indirectly, so as to cause the Placement to fail to be entitled to rely upon the exemption from registration afforded by
         Section 4(2) of the Securities Act of 1933, as amended (the "Act"). In effecting the Placement, the Company and the Placement Agent each agrees to comply in all material respects with applicable provisions of the Act and any regulations thereunder and any applicable state laws and requirements. The Company agrees that any representations and warranties made by it to any investor in the Placement shall be deemed also to be made to the Placement Agent for its benefit. The Company agrees that it shall cause any opinion of its counsel delivered to any investors in the Placement also to be addressed and delivered to the Placement Agent, or to cause such counsel to deliver to the Placement Agent a letter authorizing it to rely upon such opinion. Upon completion of the Placement, all shares placed by the Placement Agent will be deposited into a Maxim client account for the benefit of each investor.

4. Indemnification. The Company agrees to indemnify Maxim and related persons in accordance with the attached indemnification letter, the provisions of which are incorporated herein in their entirety.

5. Termination: Survival of Provisions. This Agreement may be terminated by the Placement Agent or the Company at any time upon thirty (30) days prior written notice to the other party, provided, however, that: (a) any termination or completion of Maxim's engagement hereunder shall not affect the Company's obligation to indemnify Maxim as provided in the separate letter agreement referred to above and (b) any termination by the Company of Maxim's engagement hereunder shall not affect the Company's obligation to pay fees to the extent provided for in Section 2(d) herein; and (c) any termination by Maxim of Maxim's engagement hereunder shall not affect the Company's obligation to pay fees and reimburse the expenses accruing prior to such termination to the extent provided for herein. All such fees and reimbursements due the Placement Agent, shall be paid to the Placement Agent on or before the Termination Date (in the event such fees and reimbursements are earned or owed as of the Termination Date) or upon the closing of the Placement or any applicable portion thereof (in the event such fees are due pursuant to the terms of Section 2 hereof).

6. Governing Law; Amendment; Headings. This Agreement and all controversies arising from and relating to performance under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to such state's rules concerning conflicts of laws. This Agreement may not be modified or amended except in writing duly executed by the parties hereto. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not part of this Agreement.

7. Nondisclosure of Confidential Information. Maxim and the Company mutually agree that they will not disclose any confidential information received from the other party to others except with the written permission of the other party or as such disclosure may be required by law. Maxim has been retained under this agreement as an independent contractor with duties owed solely to the Company. The advice, written or oral, rendered by Maxim pursuant to this Agreement is intended solely for the benefit and use of the Company in considering the matters to which this agreement relates, and the Company agrees that such advice may not be relied upon by any other person, used for any other purpose, reproduced, disseminated, or referred to at any time, in any manner or for any purpose, nor shall any public references to Maxim be made by the Company, without the prior written consent of Maxim, which consent shall not be unreasonably withheld.

8. Successors and Assigns. The benefits of this Agreement shall inure to the parities hereto, their respective successors and assigns and to the indemnified parties hereunder and their respective successors and assigns, and the obligations and liabilities assumed in this Agreement shall be binding upon the parties hereto and their respective successors and assigns. Notwithstanding anything contained herein to the contrary, neither the Placement Agent nor the Company shall assign to an unaffiliated third party any of its obligations hereunder.

9. Press Announcements. The Company agrees that Maxim shall, upon a successful transaction, have the right to place advertisements in financial and other newspapers and journals at its own expense describing its services to the Company hereunder, provided that Maxim shall submit a copy of any such advertisement to the Company for its approval by the CEO, such approval not to be unreasonably withheld.

10. Counterparts. For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which shall be, and shall be deemed to be, an original instrument, but all of which taken together shall constitute one and the same Agreement.

If the terms of our engagement as set forth in this letter are satisfactory to you, please sign and date the enclosed copy of this letter and indemnification form and send back to us. If this agreement is not executed by both parties within five (5) days from its date, it shall cease to be a valid offer to assist and represent the Company.

                                    Very truly yours,

                                    Maxim Group, LLC


                                    By:  Maxim Group, LLP
                                         Managing Director - Investment Banking


                                    By:  /s/ Clifford A. Teller
                                         ---------------------------------------
                                         Clifford A. Teller
                                         Director


                                    By:  /s/ Anthony J. Sarkis
                                         ---------------------------------------
                                         Anthony J. Sarkis
                                         Managing Director


ACCEPTED AND AGREED TO: as of the date hereof: September 16, 2003

CytRx Corporation


By:  /s/ Steven A. Kriegsman
     -----------------------------
     Steven A. Kriegsman
     Chief Executive Officer

                                    Exhibit A

Visana
Weibol Gabor, Head of PM

Societe Babcaire Privee S.A.
C. Pele/Senior Vice President

Interglobe Finance SA

Interglobe Finance SA

PTJD Partners L.P.

Anthony Braun/General Partner

Arthur Rabin

Philip M. Damashek

Lauren Solaner

____________, 2003


Maxim Group LLC
405 Lexington Avenue
New York, NY 10174

Gentlemen:

This letter will confirm that we have engaged Maxim Group, LLC to advise and assist us in connection with the matters referred to in our letter agreement dated September 16, 2003 (the "Engagement Letter"). In consideration of your agreement to act on our behalf in connection with such matters, we agree to indemnify and hold harmless you and your affiliates and you and their respective officers, directors, employees and agents and each other person, if any, controlling you or any of your affiliates (you and each such other person being an "Indemnified Person") from and against any losses, claims, damages or liabilities related to, arising out of or in connection with the engagement (the "Engagement") under the Engagement Letter, and will reimburse each Indemnified Person for all expenses (including reasonable fees and expenses of counsel) as they are incurred in connection with investigating, preparing, pursuing or defending any action, claim, suit, investigation or proceeding related to, arising out of or in connection with the Engagement, whether or not pending or threatened and whether or not any Indemnified Person is a party. We will not, however, be responsible for any losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of any Indemnified Person. We also agree that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to us for or in connection with the Engagement except for any such liability for losses, claims, damages or liabilities incurred by us that are finally judicially determined to have resulted from the bad faith or gross negligence of such Indemnified Person.

We will not, without your prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes a release of each Indemnified Person from any liabilities without payment by such person arising out of such action, claim, suit or proceeding. No Indemnified Person seeking indemnification, reimbursement or contribution under this agreement will, without our prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit, investigation or proceeding referred to in the preceding paragraph.

If the indemnification provided for in the first paragraph of this agreement is judicially determined to be unavailable (other than in accordance with the third sentence of the first paragraph hereof) to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such Indemnified Person hereunder, we shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (and expense relating thereto) (i) in such proportion as is appropriate to reflect the relative benefits to you, on the one hand, and us, on the other hand, of the Engagement or (ii) if the allocation provided by clause (i) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause
(i) but also the relative fault of each of you and us, as well as any other relevant equitable considerations; provided, however, in no event shall your aggregate contribution to the amount paid or payable exceed the aggregate amount of fees actually received by you under the Engagement Letter. For the purposes of this agreement, the relative benefits to us and you of the Engagement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid or received or contemplated to be received by us or our shareholders, as the case may be, in the transaction or transactions that are the subject of the Engagement, whether or not any such transaction is consummated, bears to (b) the fees paid to you in connection with the Transaction.

The provisions of this agreement shall apply to the Engagement and any modification thereof and shall remain in full force and effect regardless of any termination or the completion of your services under the Engagement Letter.

This agreement and the Engagement Letter shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed in that state.

                                       Very truly yours,

                                       CytRx Corporation

                                              CytRx Corporation


                                              By: /s/ Steven A. Kriegsman
                                                  ------------------------------
                                                  Steven A. Kriegsman
                                                  Chief Executive Officer


ACCEPTED AND AGREED TO: as of the date hereof: September 16, 2003

Maxim Group, LLC

By: Maxim Group, LLC
    Managing Director - Investment Banking


By: /s/ Clifford A. Teller
    ----------------------------------------
    Clifford A. Teller
    Director


By: /s/ Anthony J. Sarkis
    ----------------------------------------
    Anthony J. Sarkis
    Managing Director